UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2022

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange
0.500% Senior Notes due 2029	K 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
a) On April 29, 2022, Kellogg Company held its Annual Meeting of Shareowners.
b) Rod Gillum, Mary Laschinger, Erica Mann and Carolyn Tastad were re-elected for a three-year term.
Five matters were voted on at the 2022 Annual Meeting: the re-election of the four directors described in (b) above; an advisory resolution to approve executive compensation; the ratification of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for fiscal year 2022; a management proposal to approve the Kellogg Company 2022 Long-Term Incentive Plan; and a shareowner proposal for CEO compensation to weigh workforce pay and ownership.
The final results of voting on each of the matters submitted to a vote of Shareowners are as follows:

1. Election of Directors	For	Against	Abstentions	Broker Non-Votes
1a. Rod Gillum	267,571,420	1,582,621	619,694	35,045,201
1b. Mary Laschinger	255,059,937	14,019,515	694,283	35,045,201
1c. Erica Mann	266,423,303	2,755,017	595,415	35,045,201
1d. Carolyn Tastad	262,484,960	6,686,161	602,614	35,045,201

	For	Against	Abstentions	Broker Non-Votes
2. Advisory resolution to approve executive compensation was approved	260,414,798	7,940,584	1,418,353	35,045,201

	For	Against	Abstentions
3. Ratification of PwC as the Company's independent registered public accounting firm was approved	290,740,799	13,368,960	709,177

	For	Against	Abstentions	Broker Non-Votes
4. Management proposal to approve the Kellogg Company 2022 Long-Term Incentive Plan was approved	261,691,223	7,355,585	726,927	35,045,201

	For	Against	Abstentions	Broker Non-Votes
5. Shareowner proposal for CEO compensation to weigh workforce pay and ownership was not approved	20,749,169	247,206,071	1,818,495	35,045,201

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
Exhibit 104 Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: May 3, 2022	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman